EXHIBIT 32.1

ODYSSEY PICTURES CORPORATION
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of Odyssey  Pictures  Corporation  (the Company) on Form 10-QSB  for the period  ended September 30, 2006 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, John Foster,  Chief  Executive  Officer and Chief  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

A signed  original of this  written  statement  required by Section 906 has been provided  to  Odyssey  Pictures  Corporation  and will be  retained  by  Odyssey Pictures  Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

February 10, 2009

/s/ John Foster
_________________________
John Foster
Chief Executive Officer and
Chief Financial Officer